DELAWARE GROUP TAX-FREE PENNSYLVANIA FUND C CLASS
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1997
--------------------------------------------------------------------------------



AVERAGE ANNUAL COMPOUNDED RATE OF RETURN:

                        n
                   P(1 + T) = ERV

    ONE
    YEAR
--------------
              1
         $1000(1 - T) = $1,025.51


T =      2.55%

DELAWARE GROUP TAX-FREE PENNSYLVANIA FUND C CLASS
ANNUALIZED RATE OF RETURN
FOR FISCAL YEAR ENDING 1997
--------------------------------------------------------------------------------



AVERAGE ANNUAL COMPOUNDED RATE OF RETURN:

                        n
                   P(1 + T) = ERV

    ONE
    YEAR
--------------
              1
         $1000(1 - T) = $1,035.25


T =      3.53%

DELAWARE GROUP TAX-FREE INCOME TRUST- PENNSYLVANIA FUND A
TOTAL RETURN PERFORMANCE
SIX MONTHS
--------------------------------------------------------------------------------


Initial Investment           $1,000.00
Beginning NAV                    $8.22
Initial Shares                 121.655


Fiscal   Beginning      Dividends      Reinvested     Cumulative
  Year      Shares      for Period         Shares         Shares

-------------------------------------------------------------------

 1997     121.655         $0.337          0.000          126.705
-------------------------------------------------------------------




Ending Shares                          126.705
Ending NAV                        x      $8.24
                                     ---------
Investment Return                    $1,044.05





Total Return Performance
------------------------
Investment Return                    $1,044.05
Less Initial Investment              $1,000.00
                                     ---------
                                        $44.05  /   $1,000.00 x 100



Total Return:                            4.41%

DELAWARE GROUP TAX-FREE PENNSYLVANIA FUND C CLASS
TOTAL RETURN PERFORMANCE
THREE MONTHS (INCLUDING CDSC)


Initial Investment           $1,000.00
Beginning OFFER                  $8.33
Initial Shares                 120.048


Fiscal   Beginning      Dividends      Reinvested     Cumulative
  Year      Shares      for Period         Shares         Shares
-------------------------------------------------------------------

 1997     120.048         $0.094           0.000        121.418
-------------------------------------------------------------------




Ending Shares                          121.418
Ending NAV                        x      $8.24
                                     ---------
                                     $1,000.48
Less CDSC                                $9.89
                                     ---------

Investment Return                      $990.59


Total Return Performance
------------------------
Investment Return                      $990.59
Less Initial Investment              $1,000.00
                                     ---------
                                        ($9.41) / $1,000.00 x 100



Total Return:                             0.94%

DELAWARE GROUP TAX-FREE PENNSYLVANIA FUND C CLASS
TOTAL RETURN PERFORMANCE
SIX MONTHS (INCLUDING CDSC)


Initial Investment                $1,000.00
Beginning OFFER                       $8.22
Initial Shares                      121.655


Fiscal   Beginning      Dividends      Reinvested     Cumulative
Year     Shares         for Period     Shares         Shares
-------------------------------------------------------------------

 1997     121.655        $0.305          0.000          126.207
-------------------------------------------------------------------




Ending Shares                          126.207
Ending NAV                        x      $8.24
                                     ---------
                                     $1,039.95
Less CDSC                               $10.00
                                     ---------

Investment Return                    $1,029.95


Total Return Performance
------------------------
Investment Return                      $1,029.95
Less Initial Investment                $1,000.00
                                     -----------
                                          $29.95  / $1,000.00 x 100


Total Return:                              3.00%

DELAWARE GROUP TAX-FREE PENNSYLVANIA FUND C CLASS
TOTAL RETURN PERFORMANCE
NINE MONTHS (INCLUDING CDSC)


Initial Investment                     $1,000.00
Beginning OFFER                            $8.24
Initial Shares                           121.359


Fiscal   Beginning      Dividends      Reinvested     Cumulative
Year     Shares         for Period     Shares         Shares
-------------------------------------------------------------------

 1997     121.359         $0.404          0.000        127.888
-------------------------------------------------------------------




Ending Shares                          127.888
Ending NAV                        x      $8.24
                                     ----------

                                     $1,053.80
Less CDSC                               $10.00
                                     ---------

Investment Return                    $1,043.80


Total Return Performance
------------------------
Investment Return                         $1,043.80
Less Initial Investment                   $1,000.00
                                          ---------
                                             $43.80  / $1,000.00 x 100


Total Return:                                 4.38%

DELAWARE GROUP TAX-FREE PENNSYLVANIA FUND C CLASS
TOTAL RETURN PERFORMANCE
ONE YEAR (INCLUDING CDSC)


Initial Investment                     $1,000.00
Beginning OFFER                            $8.46
Initial Shares                           118.203


Fiscal   Beginning      Dividends      Reinvested     Cumulative
Year     Shares         for Period     Shares         Shares

-------------------------------------------------------------------

 1997     118.203         $0.505         0.000         125.637
-------------------------------------------------------------------


Ending Shares                          125.637
Ending NAV                        x      $8.24
                                     ---------
                                     $1,035.25
Less CDSC                                $9.74
                                     ---------

Investment Return                    $1,025.51


Total Return Performance
------------------------
Investment Return                    $1,025.51
Less Initial Investment              $1,000.00
                                     ---------
                                        $25.51  / $1,000.00 x 100


Total Return:                            2.55%

DELAWARE GROUP TAX-FREE PENNSYLVANIA FUND C CLASS
TOTAL RETURN PERFORMANCE
THREE MONTHS (EXCLUDING CDSC)




Initial Investment                     $1,000.00
Beginning OFFER                            $8.33
Initial Shares                           120.048

Fiscal   Beginning      Dividends      Reinvested     Cumulative
 Year       Shares      for Period         Shares         Shares
-------------------------------------------------------------------

 1997     120.048         $0.094         0.000         121.418
-------------------------------------------------------------------


Ending Shares                          121.418
Ending NAV                        x      $8.24
                                     ---------
Investment Return                    $1,000.48


Total Return Performance
------------------------
Investment Return                    $1,000.48
Less Initial Investment              $1,000.00
                                     ---------
                                         $0.48  / $1,000.00 x 100


Total Return:                             0.05%

DELAWARE GROUP TAX-FREE PENNSYLVANIA FUND C CLASS
TOTAL RETURN PERFORMANCE
SIX MONTHS (EXCLUDING CDSC)


Initial Investment                     $1,000.00
Beginning OFFER                            $8.22
Initial Shares                           121.655

Fiscal   Beginning      Dividends      Reinvested     Cumulative
 Year       Shares      for Period         Shares         Shares
-------------------------------------------------------------------

1997      121.655         $0.305          0.000         126.207
-------------------------------------------------------------------


Ending Shares                          126.207
Ending NAV                        x      $8.24
                                     ---------
Investment Return                    $1,039.95


Total Return Performance
------------------------
Investment Return                    $1,039.95
Less Initial Investment              $1,000.00
                                     ---------
                                        $39.95  / $1,000.00 x 100


Total Return:                            4.00%

DELAWARE GROUP TAX-FREE PENNSYLVANIA FUND C CLASS
TOTAL RETURN PERFORMANCE
NINE MONTHS (EXCLUDING CDSC)

Initial Investment                     $1,000.00
Beginning OFFER                            $8.24
Initial Shares                           121.359

Fiscal   Beginning      Dividends      Reinvested     Cumulative
 Year       Shares      for Period         Shares         Shares
-------------------------------------------------------------------

 1997     121.359         $0.404          0.000         127.888
-------------------------------------------------------------------


Ending Shares                          127.888
Ending NAV                        x      $8.24
                                     ---------
Investment Return                    $1,053.80


Total Return Performance
------------------------
Investment Return                    $1,053.80
Less Initial Investment              $1,000.00
                                     ---------
                                        $53.80  / $1,000.00 x 100


Total Return:                           5.38%

DELAWARE GROUP TAX-FREE PENNSYLVANIA FUND C CLASS
TOTAL RETURN PERFORMANCE
ONE YEAR (EXCLUDING CDSC)

Initial Investment                     $1,000.00
Beginning OFFER                            $8.46
Initial Shares                           118.203

Fiscal   Beginning      Dividends      Reinvested     Cumulative
 Year       Shares      for Period         Shares         Shares
-------------------------------------------------------------------

 1997     118.203         $0.505          0.000         125.637
-------------------------------------------------------------------


Ending Shares                          125.637
Ending NAV                        x      $8.24
                                     ---------
Investment Return                    $1,035.25


Total Return Performance
------------------------
Investment Return                    $1,035.25
Less Initial Investment              $1,000.00
                                     ---------
                                        $35.25  / $1,000.00 x 100


Total Return:                            3.53%